Supplement dated August 23, 2002
                         to Prospectus dated May 1, 2002

 Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts and Modified Single Payment Combination Fixed and Variable Life Insurance Contract

                                    issued by

    The Sage Variable Annuity Account A, the Sage Variable Life Account A and
                      Sage Life Assurance of America, Inc.


This Supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or your prospectus for the modified single payment combination fixed and variable life insurance contract. The terms of this Supplement are effective as of the date of this Supplement. The section in your prospectus "Additional Information About Sage Life Assurance of America, Inc." is amended as follows:

Fitch Ratings has downgraded the insurer financial strength rating of Sage Life Assurance of America, Inc. to A "Strong" from AA- "Very Strong".

A.M. Best has notified Sage Life that its current A "Excellent" rating is under review.

Future changes to Sage Life's ratings, if any, will be available to you by (1) consulting our website online at http://www.SageLife.com, or (2) e-mailing us at service@sageusa.com, or (3) telephoning our Customer Service Center at (877) 835-7243.


SUPP-RTG  08/22/02